Prepayments and Other Assets (Tables)	6 Months Ended
Jun. 30, 2023
Schedule of Prepayments and Other Current Assets [Abstract]
Schedule of Prepayments and Other Current Assets	Prepayments and other current assets consist of the following:
	June 30, 2023	December 31, 2022
	US$	US$
Other receivable	159,817	239,148
Prepaid tax	-	250,410
Prepaid for land use right (1)	15,169,694	15,948,501
Prepaid for property (2)	11,856,920	12,323,842
Total	27,186,431	28,761,901
Less: non-current portion	(11,856,920)	(12,333,122)
Prepayments and other current assets	15,329,511	16,428,779
(1)	On October 22, 2018, the Company signed a land use right agreement with the government of Touqiao Town, Yangzhou City and paid RMB 50 million ($6.9 million) and RMB 60 million ($8.27 million), respectively, in 2018 and 2019 according to the agreement. As a result of COVID-19, the land use right had not been transferred to the Company as scheduled. Both parties agreed to cancel the transaction and the funds prepaid for land use right will be returned to the Company before December 31, 2023.
(2)	On April 20, 2020, the Company signed a factory building purchase agreement with Jiangsu Qionghua Group Co., Ltd. and paid deposit of RMB 85 million ($11.72 million). As a result of COVID-19, the factory building had not been completed as scheduled. Both parties agreed to cancel the transaction and that the deposit for the building would be returned to the Company on or before December 31, 2025, with such deposit accumulating interest at an annual interest rate of 3.5%.